Exhibit 99.1

AMCON Distributing Company Reports Results for the Quarter Ended December 31, 2019

OMAHA, Neb.--(BUSINESS WIRE)--January 20, 2020--AMCON Distributing Company (“AMCON”) (NYSE American: DIT), an Omaha, Nebraska-based consumer products company is pleased to announce fully diluted earnings per share of $0.80 on net income available to common shareholders of $0.5 million for its first fiscal quarter ended December 31, 2019.

“AMCON has a legacy of first-class service and reliability which is the foundation of our position as a leader in the convenience distribution industry,” said Christopher H. Atayan, AMCON’s Chairman and Chief Executive Officer. He further noted, “The convenience store industry continues to embrace foodservice programs that are attractive to customers and competitive with quick serve restaurants. AMCON develops foodservice programs offering contemporary menu options that are optimal for our customers’ staffing and facility requirements. Additionally, our management team seeks strategic acquisition opportunities that expand the depth and breadth of our service territory, or enhance the portfolio of services we offer our customers.”

“Our service territory is expanding as our customers grow,” said Andrew C. Plummer, AMCON’s President and Chief Operating Officer. He further noted, “With that growth, we continue to invest in our facilities, the development of leading edge technology and efficient logistics capabilities that are necessary to serve our customers’ needs on a daily basis. We were pleased to close December 31, 2019 with shareholders’ equity of $62.0 million and consolidated debt of $37.1 million.”

The wholesale distribution segment reported revenues of $350.0 million and operating income of $3.6 million for the first quarter of fiscal 2020. The retail health food segment reported revenues of $10.1 million and an operating loss of $1.1 million for the first quarter of fiscal 2020.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, foodservice, frozen and chilled foods, and health and beauty care products with locations in Illinois, Missouri, Nebraska, North Dakota, South Dakota and Tennessee. AMCON also operates twenty-two (22) health and natural product retail stores in the Midwest and Florida. The retail stores operate under the names Akin’s Natural Foods www.akins.com in its Midwest market, and Chamberlin's Natural Foods www.chamberlins.com and Earth Origins Market www.earthoriginsmarket.com in its Florida market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs and the other factors described under Item 1.A. of the Company’s Annual Report on Form 10-K. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

AMCON Distributing Company and Subsidiaries Condensed Consolidated Balance Sheets December 31, 2019 and September 30, 2019

	December	September
	2019	2019
	(Unaudited)
ASSETS
Current assets:
Cash	$439,991	$337,704
Accounts receivable, less allowance for doubtful accounts of $1.2 million at December 2019 and $0.9 million at September 2019	31,466,281	24,665,620
Inventories, net	62,958,790	102,343,517
Income taxes receivable	254,606	350,378
Prepaid and other current assets	8,464,551	7,148,459
Total current assets	103,584,219	134,845,678

Property and equipment, net	18,323,979	17,655,415
Operating lease right-of-use assets, net	20,523,782	—
Goodwill	4,436,950	4,436,950
Other intangible assets, net	500,000	500,000
Other assets	231,527	273,579
Total assets	$147,600,457	$157,711,622

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17,189,294	$18,647,572
Accrued expenses	6,608,838	8,577,972
Accrued wages, salaries and bonuses	1,960,785	3,828,847
Current operating lease liabilities	5,460,582	—
Current maturities of long-term debt	537,285	532,747
Total current liabilities	31,756,784	31,587,138

Credit facility	33,524,029	60,376,714
Deferred income tax liability, net	1,978,165	1,823,373
Long-term operating lease liabilities	15,397,681	—
Long-term debt, less current maturities	2,989,526	3,125,644
Other long-term liabilities	—	42,011

Shareholders’ equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized	—	—
Common stock, $.01 par value, 3,000,000 shares authorized, 565,833 shares outstanding at December 2019 and 552,614 shares outstanding at September 2019	8,692	8,561
Additional paid-in capital	24,192,954	23,165,639
Retained earnings	66,592,637	66,414,397
Treasury stock at cost	(28,840,011)	(28,831,855)
Total shareholders’ equity	61,954,272	60,756,742
Total liabilities and shareholders’ equity	$147,600,457	$157,711,622

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Operations for the three months ended December 31, 2019 and 2018

	For the three months ended December
	2019	2018
Sales (including excise taxes of $94.0 million and $93.0 million, respectively)	$360,101,103	$344,733,920
Cost of sales	339,256,392	324,101,782
Gross profit	20,844,711	20,632,138
Selling, general and administrative expenses	18,952,735	17,957,214
Depreciation and amortization	725,461	608,008
	19,678,196	18,565,222
Operating income	1,166,515	2,066,916

Other expense (income):
Interest expense	472,423	322,950
Other (income), net	(6,778)	(3,355)
	465,645	319,595
Income from operations before income taxes	700,870	1,747,321
Income tax expense	249,000	502,000
Net income available to common shareholders	$451,870	$1,245,321

Basic earnings per share available to common shareholders	$0.80	$2.02
Diluted earnings per share available to common shareholders	$0.80	$1.99

Basic weighted average shares outstanding	562,578	617,858
Diluted weighted average shares outstanding	567,794	624,525

Dividends declared and paid per common share	$0.18	$0.18

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Shareholders’ Equity for the three months ended December 31, 2019 and 2018

					Additional
	Common Stock		Treasury Stock		Paid in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
THREE MONTHS ENDED DECEMBER 2018
Balance, October 1, 2018	844,089	$8,441	(228,312)	$(21,324,752)	$22,069,098	$63,848,030	$64,600,817
Dividends on common stock, $0.46 per share	—	—	—	—	—	(296,936)	(296,936)
Compensation expense and issuance of stock in connection with equity-based awards	11,950	120	—	—	1,041,615	—	1,041,735
Repurchase of common stock	—	—	(10,432)	(918,085)	—	—	(918,085)
Net income	—	—	—	—	—	1,245,321	1,245,321
Balance, December 31, 2018	856,039	$8,561	(238,744)	$(22,242,837)	$23,110,713	$64,796,415	$65,672,852

THREE MONTHS ENDED DECEMBER 2019
Balance, October 1, 2019	856,039	$8,561	(303,425)	$(28,831,855)	$23,165,639	$66,414,397	$60,756,742
Dividends on common stock, $0.46 per share	—	—	—	—	—	(273,630)	(273,630)
Compensation expense and issuance of stock in connection with equity-based awards	13,328	131	—	—	1,027,315	—	1,027,446
Repurchase of common stock	—	—	(109)	(8,156)	—	—	(8,156)
Net income	—	—	—	—	—	451,870	451,870
Balance, December 31, 2019	869,367	$8,692	(303,534)	$(28,840,011)	$24,192,954	$66,592,637	$61,954,272

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Cash Flows for the three months ended December 31, 2019 and 2018

	December	December
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$451,870	$1,245,321
Adjustments to reconcile net income from operations to net cash flows from (used in) operating activities:
Depreciation	725,461	592,383
Amortization	—	15,625
Equity-based compensation	129,931	316,056
Deferred income taxes	154,792	276,942
Provision for losses on doubtful accounts	371,000	11,000
Inventory allowance	51,587	117,531
Other	(42,011)	989

Changes in assets and liabilities:
Accounts receivable	(7,171,661)	689,059
Inventories	39,333,140	22,199,828
Prepaid and other current assets	(1,578,437)	(4,321,455)
Other assets	42,052	50,265
Accounts payable	(1,623,841)	(4,261,996)
Accrued expenses and accrued wages, salaries and bonuses	(2,509,401)	(2,515,963)
Income taxes receivable	95,772	225,058
Net cash flows from (used in) operating activities	28,430,254	14,640,643

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(1,228,462)	(956,976)
Net cash flows from (used in) investing activities	(1,228,462)	(956,976)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facility	330,596,076	336,212,413
Repayments under revolving credit facility	(357,448,761)	(348,325,547)
Principal payments on long-term debt	(131,580)	(235,188)
Repurchase of common stock	(8,156)	(918,085)
Dividends on common stock	(107,084)	(116,196)
Net cash flows from (used in) financing activities	(27,099,505)	(13,382,603)
Net change in cash	102,287	301,064
Cash, beginning of period	337,704	520,644
Cash, end of period	$439,991	$821,708

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$519,459	$306,243
Cash paid (refunded) during the period for income taxes	(1,563)	—

Supplemental disclosure of non-cash information:
Equipment acquisitions classified in accounts payable	$234,816	$200,782
Dividends declared, not paid	166,546	180,740
Issuance of common stock in connection with the vesting and exercise of equity-based awards	990,653	1,005,792

Contacts

Christopher H. Atayan
AMCON Distributing Company
Ph 402-331-3727